UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Nuveen New York Performance Plus Municipal Fund, Inc. (NNP)
(Name of Registrant as Specified In Its Charter)

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Important Notice to Fund Shareholders

                , 2012

Although we recommend that you read the complete Joint Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving this Joint Proxy Statement?

A.	You are receiving this Joint Proxy Statement in connection with the annual shareholders meeting of the Nuveen closed-end funds listed at the top of the Notice of Annual Meeting of Shareholders (each a “Fund and collectively, the “Funds”). The following proposals will be considered:

(i)	the election of board members for each Fund (the list of specific nominees is contained in the enclosed Joint Proxy Statement); and

(ii)	the elimination of the current fundamental investment policy and adoption of a new fundamental investment policy regarding each Affected Municipal Fund’s (as defined in the Joint Proxy Statement) ability to make loans.

Your Fund’s Board of Trustees/Directors (“Board”), including your Board’s independent members, unanimously recommends that you vote FOR each proposal.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders don’t cast their votes, your Fund may not be able to hold its meeting or the vote on each issue, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

Proposal Regarding New Fundamental Investment Policy

Q.	Why are the Affected Municipal Funds proposing a change to their fundamental investment policy?

A.	The proposal is part of a multi-year effort to ensure that all of Nuveen’s municipal bond closed-end funds have a uniform and up-to-date set of investment policies that reflect the evolution and changes in the municipal bond market that have emerged over the past 20 years. The proposed change is part of a more comprehensive “best practices” initiative on behalf of the funds that began more than three years ago.

Nuveen’s municipal bond closed-end funds have been brought to market at different intervals over the course of more than 20 years, and reflect various policies and investment capabilities prevalent at the time of their creation. The investment policies of older funds generally do not reflect subsequent developments in the municipal market, including new types of securities and investment strategies. Consequently, many of Nuveen’s more recently offered municipal bond closed-end funds feature investment capabilities not uniformly enjoyed by older municipal bond closed-end funds. The proposal set forth in the Proxy Statement is designed to provide those funds with the same portfolio management tools currently available to Nuveen’s more recently offered funds.

Q.	What are the potential benefits of the new fundamental investment policy relating to loans for common shareholders of the Affected Municipal Funds?

A.	The proposed new fundamental investment policy would permit each Affected Municipal Fund to make loans to the extent permitted by the securities laws. Among other things,

this change is intended to provide each Affected Municipal Fund the flexibility to make loans in circumstances where a municipal issuer is in distress, if Nuveen Fund Advisors, Inc. believes that doing so would both:

(i)	facilitate a timely workout of the issuer’s situation in a manner which benefits that Fund; and

(ii)	be the best choice for reducing the likelihood or severity of loss on the Fund’s investment.

Q.	Was there a particular catalyst or portfolio concern prompting the loan policy proposal?

A.	This proposal is part of a broader policy initiative undertaken by Nuveen for the past several years. There are currently no identified credit situations within the complex where the use of this greater loan flexibility is intended or targeted. As stated in the Joint Proxy Statement, this policy change proposal reflects the broader intent to provide Nuveen’s municipal closed-end funds, including the Affected Municipal Funds, the same portfolio management flexibility already available to other funds with similar investment objectives within the Nuveen complex.

Q.	Does the loan policy proposal reflect a growing concern on Nuveen’s part over the state of municipal issuers?

A.	Nuveen’s portfolio management and research team is actively engaged in monitoring both macro issues impacting the municipal bond market as well as individual credit holdings held by the various Nuveen funds. The team regularly comments on the strength of the municipal bond market as well as provides in-depth research articles. Providing an Affected Municipal Fund with the option of making loans to help facilitate a timely workout of a distressed issuer’s situation merely provides the Fund with an additional tool to help preserve shareholder value, and, importantly, should not be viewed as a commentary on the state of the municipal bond market.

Q.	Have the Nuveen municipal closed-end funds participated in loans to municipal issuers in the past?

A.	Though such a loan situation in the municipal market is rare, it represents a more common workout practice in the corporate bond market. The most recent situation where a Nuveen fund with the flexibility to do so made a loan to an issuer facing a credit workout situation occurred approximately eight years ago. Since that time, a limited number of funds having a policy permitting the making of loans have considered doing so in particular workout situations, but ultimately determined to take other actions in pursuit of maximizing shareholder value.

Q.	Is this proposal in response to any past or current municipal credit litigation?

A.	This proposal is not related to any past or pending litigation.

Q.	If approved, do you know when/if you plan to employ this option?

A.	As stated in the Proxy Statement, this policy is designed to provide each Affected Municipal Fund the flexibility to make loans in circumstances where a municipal issuer is in distress if the adviser believes that doing so would both:

•	facilitate a timely workout of the issuer’s situation in a manner that benefits the Fund; and

•	is the best choice for reducing the likelihood or severity of loss on the Fund’s investment.

Again, there are currently no identified credit situations within the complex where this option is intended or targeted.

Q.	Will this option impact how the underlying bonds should be valued?

A.	Each Affected Municipal Fund will value a loan based on several factors that draw upon policies and procedures adopted and approved by the Funds’ Board of Trustees/Directors that are able to value instruments issued in these types of situations. As with any investment, risks exist, and if the adviser is wrong, the valuation of a particular loan could be impacted and effect the value of the underlying bond held in the Fund. However, we would not expect that any loans would constitute a meaningful portion of a Fund’s total assets.

Q.	What actions are required in order to implement the new investment policies?

A.	In order to implement the new investment policies and obtain the potential benefits described above, shareholders are being asked to approve the elimination of an existing fundamental policy and the implementation of a new replacement fundamental policy.

Q.	What happens if shareholders do not approve the elimination of the fundamental investment policy and/or do not approve a new investment policy?

A.	The Affected Municipal Fund will not be able to implement a new investment policy as discussed above. The Affected Municipal Fund would likely incur further expenses to solicit additional shareholder participation, and may experience potential disruptions to its investment operations. Each Affected Municipal Fund’s Board urges you to vote without delay in order to avoid the potential for higher costs and/or disruptions to portfolio operations.

General

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Computershare Fund Services, your Fund’s proxy solicitor, at (866) 963-5818 weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays from 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important and in the best interests of the Funds. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Notice of Annual Meeting of Shareholders , 2012	333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

MARCH 30, 2012

Nuveen New York Dividend Advantage Municipal Fund (NAN, NAN PrD, NAN PrC)

Nuveen New York Dividend Advantage Municipal Fund 2 (NXK, NXK PrC)

Nuveen New York Investment Quality Municipal Fund, Inc. (NQN)

Nuveen New York Municipal Value Fund, Inc. (NNY)

Nuveen New York Municipal Value Fund 2 (NYV)

Nuveen New York Performance Plus Municipal Fund, Inc. (NNP)

Nuveen New York Quality Income Municipal Fund, Inc. (NUN)

Nuveen New York Select Quality Municipal Fund, Inc. (NVN)

Nuveen New York Dividend Advantage Municipal Income Fund (NKO)

Nuveen New York Premium Income Municipal Fund, Inc. (NNF)

Nuveen New York AMT-Free Municipal Income Fund (NRK, NRK PrC)

Nuveen Core Equity Alpha Fund (JCE)

Nuveen Real Estate Income Fund (JRS)

Nuveen Diversified Dividend and Income Fund (JDD)

Nuveen Equity Premium and Growth Fund (JPG)

Nuveen Equity Premium Advantage Fund (JLA)

Nuveen Equity Premium Income Fund (JPZ)

Nuveen Equity Premium Opportunity Fund (JSN)

Nuveen Quality Preferred Income Fund (JTP)

Nuveen Quality Preferred Income Fund 2 (JPS)

Nuveen Quality Preferred Income Fund 3 (JHP)

Nuveen Tax-Advantaged Total Return Strategy Fund (JTA)

Nuveen Tax-Advantaged Dividend Growth Fund (JTD)

Nuveen Global Government Enhanced Income Fund (JGG)

Nuveen Global Value Opportunities Fund (JGV)

Nuveen Mortgage Opportunity Term Fund (JLS)

Nuveen Mortgage Opportunity Term Fund 2 (JMT)

Nuveen Multi-Currency Short-Term Government Income Fund (JGT)

Nuveen Multi-Strategy Income and Growth Fund (JPC)

Nuveen Multi-Strategy Income and Growth Fund 2 (JQC)

Dow 30SM Premium & Dividend Income Fund Inc. (DPD)

Global Income & Currency Fund Inc. (GCF)

NASDAQ Premium Income & Growth Fund Inc. (QQQX)

Dow 30 SM Enhanced Premium & Income Fund Inc. (DPO)

To the Shareholders of the Above Funds:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen New York Dividend Advantage Municipal Fund (“New York Dividend”), Nuveen New York Dividend Advantage Municipal Fund 2 (“New York Dividend 2”), Nuveen New York Municipal Value Fund 2 (“New York Value 2”), Nuveen New York Dividend Advantage Municipal Income Fund (“New York Dividend Municipal Income”), Nuveen New York AMT-Free Municipal Income Fund (“New York AMT-Free”), Nuveen Core Equity Alpha Fund (“Core Equity”), Nuveen Real Estate Income Fund (“Real Estate”), Nuveen Diversified Dividend and Income Fund (“Diversified Dividend”), Nuveen Equity Premium and Growth Fund (“Equity Premium”), Nuveen Equity Premium Advantage Fund (“Equity Premium Advantage”), Nuveen Equity Premium Income Fund (“Equity Premium Income”), Nuveen Equity Premium Opportunity Fund (“Equity Premium Opportunity”), Nuveen Quality Preferred Income Fund (“Quality Preferred”), Nuveen Quality Preferred Income Fund 2 (“Quality Preferred 2”), Nuveen Quality Preferred Income Fund 3 (“Quality Preferred 3”), Nuveen Tax-Advantaged Total Return Strategy Fund (“Tax-Advantaged”), Nuveen Tax-Advantaged Dividend Growth Fund (“Tax-Advantaged Dividend”), Nuveen Global Government Enhanced Income Fund (“Global Government”), Nuveen Global Value Opportunities Fund (“Global Value”), Nuveen Mortgage Opportunity Term Fund (“Mortgage Opportunity”), Nuveen Mortgage Opportunity Term Fund 2 (“Mortgage Opportunity 2”), Nuveen Multi-Currency Short-Term Government Income Fund (“Multi-Currency”), Nuveen Multi-Strategy Income and Growth Fund (“Multi-Strategy”) and Nuveen Multi-Strategy Income and Growth Fund 2 (“Multi-Strategy 2”), each a Massachusetts Business Trust, Nuveen New York Investment Quality Municipal Fund, Inc. (“New York Investment Quality”), Nuveen New York Municipal Value Fund, Inc. (“New York Value”), Nuveen New York Performance Plus Municipal Fund, Inc. (“New York Performance Plus”), Nuveen New York Quality Income Municipal Fund, Inc. (“New York Quality”), Nuveen New York Select Quality Municipal Fund, Inc. (“New York Select”) and Nuveen New York Premium Income Municipal Fund, Inc. (“New York Premium”), each a Minnesota Corporation, and Dow 30SM Premium & Dividend Income Fund Inc. (“Dow 30 Premium”), Global Income & Currency Fund Inc. (“Global Income”), NASDAQ Premium Income & Growth Fund Inc. (“NASDAQ Premium”) and Dow 30SM Enhanced Premium & Income Fund Inc. (“Dow 30 Enhanced”), each a Maryland Corporation, (individually, a “Fund” and collectively, the “Funds”), will be held in the offices of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois, on Friday, March 30, 2012, at 2:30 p.m., Central time (for each Fund, an “Annual Meeting”), for the following purposes and to transact such other business, if any, as may properly come before the Annual Meeting.

Matters to Be Voted on by Shareholders:

1.	To elect Members to the Board of Directors/Trustees (each a “Board” and each Director or Trustee a “Board Member”) of each Fund as outlined below:

a.	For New York Dividend Municipal Income, New York Dividend, New York Dividend 2 and New York AMT-Free, to elect four (4) Board Members.

i)	two (2) Class III Board Members to be elected by the holders of Common Shares and Variable Rate Demand Preferred Shares for New York Dividend Municipal Income and Municipal Fund Term Preferred Shares for New York Dividend, New York Dividend 2 and New York AMT-Free (collectively, “Preferred Shares”), voting together as a single class; and

ii)	two (2) Board Members to be elected by the holders of Preferred Shares only, voting separately as a single class.

b.	For New York Value 2, Core Equity, Equity Premium, Equity Premium Advantage, Equity Premium Income, Equity Premium Opportunity, Tax-Advantaged Dividend, Global Government, Global Value, Multi-Currency, Quality Preferred, Quality Preferred 2, Quality Preferred 3, Real Estate, Diversified Dividend, Tax-Advantaged, Mortgage Opportunity, Mortgage Opportunity 2, Multi-Strategy and Multi-Strategy 2, to elect three (3) Class III Board Members.

c.	For New York Premium, New York Performance Plus, New York Investment Quality, New York Quality and New York Select, to elect ten (10) Board Members.

i)	eight (8) Board Members to be elected by the holders of Common Shares and Variable Rate Demand Preferred Shares for New York Performance Plus, New York Investment Quality, New York Quality and New York Select and Municipal Auction Rate Cumulative Preferred Shares for New York Premium (also referred to, collectively, as “Preferred Shares”), voting together as a single class; and

ii)	two (2) Board Members to be elected by the holders of Preferred Shares only, voting separately as a single class.

d.	For New York Value, to elect three (3) Class III Board Members.

e.	For Dow 30 Premium, Global Income, NASDAQ Premium and Dow 30 Enhanced, to elect ten (10) Board Members.

2.	To approve the elimination of a fundamental investment policy and to approve a new fundamental investment policy for each Affected Municipal Fund (as defined in the Joint Proxy Statement).

(a)(i)	For shareholders of each Affected Municipal Fund, all shareholders voting as a single class, to approve the elimination of each Fund’s existing fundamental investment policy related to the Fund’s ability to make loans.

(a)(ii)	For shareholders of each Affected Municipal Fund (except for New York Value), the Preferred Shares voting as a single class, to approve the elimination of each Fund’s existing fundamental investment policy related to the Fund’s ability to make loans.

(b)(i)	For shareholders of each Affected Municipal Fund, all shareholders voting as a single class, to approve a new fundamental investment policy related to the Fund’s ability to make loans.

(b)(ii)	For shareholders of each Affected Municipal Fund (except for New York Value), the Preferred Shares voting as a single class, to approve a new fundamental investment policy related to the Fund’s ability to make loans.

3.	To transact such other business as may properly come before the Annual Meeting.

Shareholders of record at the close of business on February 1, 2012 are entitled to notice of and to vote at the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Annual Meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Kevin J. McCarthy

Vice President and Secretary

Joint Proxy Statement	333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

            , 2012

This Joint Proxy Statement is first being mailed to shareholders on or about             , 2012.

Nuveen New York Dividend Advantage Municipal Fund (NAN, NAN PrD, NAN PrC)

Nuveen New York Dividend Advantage Municipal Fund 2 (NXK, NXK PrC)

Nuveen New York Investment Quality Municipal Fund, Inc. (NQN)

Nuveen New York Municipal Value Fund, Inc. (NNY)

Nuveen New York Municipal Value Fund 2 (NYV)

Nuveen New York Performance Plus Municipal Fund, Inc. (NNP)

Nuveen New York Quality Income Municipal Fund, Inc. (NUN)

Nuveen New York Select Quality Municipal Fund, Inc. (NVN)

Nuveen New York Dividend Advantage Municipal Income Fund (NKO)

Nuveen New York Premium Income Municipal Fund, Inc. (NNF)

Nuveen New York AMT-Free Municipal Income Fund (NRK, NRK PrC)

Nuveen Core Equity Alpha Fund (JCE)

Nuveen Real Estate Income Fund (JRS)

Nuveen Diversified Dividend and Income Fund (JDD)

Nuveen Equity Premium and Growth Fund (JPG)

Nuveen Equity Premium Advantage Fund (JLA)

Nuveen Equity Premium Income Fund (JPZ)

Nuveen Equity Premium Opportunity Fund (JSN)

Nuveen Quality Preferred Income Fund (JTP)

Nuveen Quality Preferred Income Fund 2 (JPS)

Nuveen Quality Preferred Income Fund 3 (JHP)

Nuveen Tax-Advantaged Total Return Strategy Fund (JTA)

Nuveen Tax-Advantaged Dividend Growth Fund (JTD)

Nuveen Global Government Enhanced Income Fund (JGG)

Nuveen Global Value Opportunities Fund (JGV)

Nuveen Mortgage Opportunity Term Fund (JLS)

Nuveen Mortgage Opportunity Term Fund 2 (JMT)

Nuveen Multi-Currency Short-Term Government Income Fund (JGT)

Nuveen Multi-Strategy Income and Growth Fund (JPC)

Nuveen Multi-Strategy Income and Growth Fund 2 (JQC)

Dow 30SM Premium & Dividend Income Fund Inc. (DPD)

Global Income & Currency Fund Inc. (GCF)

NASDAQ Premium Income & Growth Fund Inc. (QQQX)

Dow 30 SM Enhanced Premium & Income Fund Inc. (DPO)

General Information

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Trustees (each a “Board” and collectively, the “Boards,” and each Director or Trustee a “Board Member” and collectively, the “Board Members”) of each of Nuveen New York Dividend Advantage Municipal Fund (“New York Dividend”), Nuveen New York Dividend Advantage Municipal Fund 2 (“New York Dividend 2”), Nuveen New York Municipal Value Fund 2 (“New York Value 2”), Nuveen New York Dividend Advantage Municipal Income Fund (“New York Dividend Municipal Income”), Nuveen New York AMT-Free Advantage Municipal Fund (“New York AMT-Free”), Nuveen Core Equity Alpha Fund (“Core Equity”), Nuveen Real Estate Income Fund (“Real Estate”), Nuveen Diversified Dividend and Income Fund (“Diversified Dividend”), Nuveen Equity Premium and Growth Fund (“Equity Premium”), Nuveen Equity Premium Advantage Fund (“Equity Premium Advantage”), Nuveen Equity Premium Income Fund (“Equity Premium Income”), Nuveen Equity Premium Opportunity Fund (“Equity Premium Opportunity”), Nuveen Quality Preferred Income Fund (“Quality Preferred”), Nuveen Quality Preferred Income Fund 2 (“Quality Preferred 2”), Nuveen Quality Preferred Income Fund 3 (“Quality Preferred 3”), Nuveen Tax-Advantaged Total Return Strategy Fund (“Tax-Advantaged”), Nuveen Tax-Advantaged Dividend Growth Fund (“Tax-Advantaged Dividend”), Nuveen Global Government Enhanced Income Fund (“Global Government”), Nuveen Global Value Opportunities Fund (“Global Value”), Nuveen Mortgage Opportunity Term Fund (“Mortgage Opportunity”), Nuveen Mortgage Opportunity Term Fund 2 (“Mortgage Opportunity 2”), Nuveen Multi-Currency Short-Term Government Income Fund (“Multi-Currency”), Nuveen Multi-Strategy Income and Growth Fund (“Multi-Strategy”) and Nuveen Multi-Strategy Income and Growth Fund 2 (“Multi-Strategy 2”), each a Massachusetts Business Trust, Nuveen New York Investment Quality Municipal Fund, Inc. (“New York Investment Quality”), Nuveen New York Municipal Value Fund, Inc. (“New York Value”), Nuveen New York Performance Plus Municipal Fund, Inc. (“New York Performance Plus”), Nuveen New York Quality Income Municipal Fund, Inc. (“New York Quality”), Nuveen New York Select Quality Municipal Fund, Inc. (“New York Select”) and Nuveen New York Premium Income Municipal Fund, Inc. (“New York Premium”), each a Minnesota Corporation, and Dow 30SM Premium & Dividend Income Fund Inc. (“Dow 30 Premium”), Global Income & Currency Fund Inc. (“Global Income”), NASDAQ Premium Income & Growth Fund Inc. (“NASDAQ Premium”) and Dow 30SM Enhanced Premium & Income Fund Inc. (“Dow 30 Enhanced”), each a Maryland Corporation, (individually, a “Fund” and collectively, the “Funds”), of proxies to be voted at the Annual Meeting of Shareholders to be held in the offices of Nuveen Investments, Inc. (“Nuveen”), 333 West Wacker Drive, Chicago, Illinois, on Friday, March 30, 2012, at 2:30 p.m., Central time (for each Fund, an “Annual Meeting” and collectively, the “Annual Meetings”), and at any and all adjournments thereof.

On the matters coming before each Annual Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a properly executed proxy is returned and no choice is specified, the shares will be voted FOR the election of the nominees as listed in this Joint Proxy Statement and FOR the elimination of the current fundamental investment policy and the adoption of a new fundamental investment policy for New York Dividend, New York Dividend 2, New York Dividend Municipal Income, New York AMT-Free, New York Investment Quality, New York Value, New York Performance Plus, New York Quality, New York Select and New York Premium (each an “Affected Municipal Fund” and collectively, the “Affected Municipal Funds”). Shareholders of a Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Annual Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders.

The following table indicates which shareholders are solicited with respect to each matter:

Matter		Common Shares	Preferred Shares(1)
1(a)(i)	For New York Dividend Municipal Income, New York Dividend, New York Dividend 2 and New York AMT-Free, election of two (2) Class III Board Members by all shareholders.	X	X
1(a)(ii)	For New York Dividend Municipal Income, New York Dividend, New York Dividend 2 and New York AMT-Free, election of two (2) Board Members by Preferred Shares only.		X
1(b)	For New York Value 2, Core Equity, Equity Premium, Equity Premium Opportunity, Equity Premium Advantage, Equity Premium Income, Tax-Advantaged Dividend, Global Government, Global Value, Multi-Currency, Quality Preferred, Quality Preferred 2, Quality Preferred 3, Real Estate, Diversified Dividend, Tax-Advantaged, Mortgage Opportunity, Mortgage Opportunity 2, Multi-Strategy and Multi-Strategy 2, election of three (3) Class III Board Members by all shareholders.	X	N/A
1(c)(i)	For New York Premium, New York Performance Plus, New York Investment Quality, New York Quality and New York Select, election of eight (8) Board Members by all shareholders.	X	X
1(c)(ii)	For New York Premium, New York Performance Plus, New York Investment Quality, New York Quality and New York Select, election of two (2) Board Members by Preferred Shares only.		X
1(d)	For New York Value, election of three (3) Class III Board Members by all shareholders.	X	N/A
1(e)	For Dow 30 Premium, Global Income, NASDAQ Premium and Dow 30 Enhanced, election of ten (10) Board Members by all shareholders.	X	N/A
2(a)(i)	For each Affected Municipal Fund, all shareholders voting as a single class, to approve the elimination of the Fund’s fundamental investment policy relating to the Fund’s ability to make loans.	X	X

Matter		Common Shares	Preferred Shares(1)
2(a)(ii)	For each Affected Municipal Fund (except New York Value), the Preferred Shareholders voting separately as a single class, to approve the elimination of the Fund’s fundamental investment policy relating to the Fund’s ability to make loans.		X
2(b)(i)	For each Affected Municipal Fund, all shareholders voting as a single class, to approve a new fundamental investment policy relating to the Fund’s ability to make loans.	X	X
2(b)(ii)	For each Affected Municipal Fund (except New York Value), the Preferred Shareholders voting separately as a single class, to approve a new fundamental investment policy relating to the Fund’s ability to make loans.		X

(1)	Variable Rate Demand Preferred Shares for New York Dividend Municipal Income, New York Performance Plus, New York Investment Quality, New York Quality and New York Select, Municipal Fund Term Preferred Shares for New York Dividend, New York Dividend 2 and New York AMT-Free, and Municipal Auction Rate Cumulative Preferred Shares for New York Premium are collectively referred to as “Preferred Shares.”

A quorum of shareholders is required to take action at each Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees by holders of Preferred Shares (with the exception of New York Value, New York Value 2, Core Equity, Equity Premium, Equity Premium Opportunity, Equity Premium Advantage, Equity Premium Income, Global Government, Global Value, Multi-Currency, Tax-Advantaged Dividend, Quality Preferred, Quality Preferred 2, Quality Preferred 3, Real Estate, Diversified Dividend, Tax-Advantaged, Mortgage Opportunity, Mortgage Opportunity 2, Multi-Strategy, Multi-Strategy 2, Dow 30 Premium, Global Income, NASDAQ Premium and Dow 30 Enhanced), 33 1/3% of the Preferred Shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For each Fund, except for Dow 30 Premium, Global Income, NASDAQ Premium and Dow 30 Enhanced, the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of that Fund. For each of Dow 30 Premium, Global Income, NASDAQ Premium and Dow 30 Enhanced, the affirmative vote of a majority of the shares outstanding and entitled to vote at the Annual Meeting will be required to elect the Board Members of that Fund. For purposes of determining the approval of the proposal to elect nominees for each Fund, abstentions and broker non-votes will have no effect on the election of Board Members. For purposes of determining the approval of the elimination of the fundamental investment policy and the approval of the new fundamental investment policy for the Affected Municipal Funds (except for New York Value), a change will only be consummated if approved by the affirmative vote of the holders of a majority of the outstanding shares of a Fund’s Common Shares and Preferred Shares, voting together as a single class, and by the affirmative vote of a majority of the Fund’s outstanding Preferred Shares, voting as a separate class. For purposes of determining the approval of the elimination of the fundamental investment policy and the approval of the new fundamental investment policy for New York Value, a change will only be consummated if approved by the affirmative vote of the holders of a majority of the Fund’s outstanding shares. For this purpose, a majority of the outstanding shares means, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), (a) 67% or more of the voting securities present at the Annual Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities, whichever is less. For purposes of determining the approval of the elimination of the fundamental investment policy and the approval of the new fundamental investment policy, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

Variable Rate Demand Preferred Shares held in “street name” as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Annual Meeting, or, if adjourned, one business day before the day to which the Annual Meeting is adjourned, and that would otherwise be treated as “broker non-votes” may, pursuant to Rule 452 of the New York Stock Exchange, be voted by the broker on the proposal in the same proportion as the votes cast by all holders of Variable Rate Demand Preferred Shares as a class who have voted on the proposal or in the same proportion as the votes cast by all holders of Preferred Shares of the Fund who have voted on that item. Rule 452 permits proportionate voting of Variable Rate Demand Preferred Shares with respect to a particular item if, among other things, (i) a minimum of 30% of the Variable Rate Demand Preferred Shares or shares of a series of Variable Rate Demand Preferred Shares outstanding has been voted by the holders of such shares with respect to such item and (ii) less than 10% of the Variable Rate Demand Preferred Shares or shares of a series of Variable Rate Demand Preferred Shares outstanding has been voted by the holders of such shares against such item. For the purpose of meeting the 30% test, abstentions will be treated as shares “voted” and, for the purpose of meeting the 10% test, abstentions will not be treated as shares “voted” against the item.

Those persons who were shareholders of record at the close of business on Wednesday, February 1, 2012 will be entitled to one vote for each share held and a proportionate fractional vote for each fractional vote held. As of February 1, 2012, the shares of the Funds were issued and outstanding as follows:

Fund	Ticker Symbol(1)	Common Shares	Preferred Shares
New York Dividend	NAN
New York Dividend 2	NXK
New York Investment Quality	NQN
New York Value	NNY
New York Value 2	NYV
New York Performance Plus	NNP
New York Quality	NUN

Fund	Ticker Symbol(1)	Common Shares	Preferred Shares
New York Select	NVN
New York Dividend Municipal Income	NKO
New York Premium	NNF
New York AMT-Free	NRK
Core Equity	JCE		N/A
Real Estate	JRS		N/A
Diversified Dividend	JDD		N/A
Equity Premium	JPG		N/A
Equity Premium Advantage	JLA		N/A
Equity Premium Income	JPZ		N/A
Equity Premium Opportunity	JSN		N/A
Quality Preferred	JTP		N/A
Quality Preferred 2	JPS		N/A
Quality Preferred 3	JHP		N/A
Tax-Advantaged	JTA		N/A
Tax-Advantaged Dividend	JTD		N/A
Global Government	JGG		N/A
Global Value	JGV		N/A
Mortgage Opportunity	JLS		N/A
Mortgage Opportunity 2	JMT		N/A
Multi-Currency	JGT		N/A
Multi-Strategy	JPC		N/A
Multi-Strategy 2	JQC		N/A
Dow 30 Premium	DPD		N/A
Global Income	GCF		N/A
NASDAQ Premium	QQQX		N/A
Dow 30 Enhanced	DPO		N/A

(1)	The common shares of all of the Funds are listed on the New York Stock Exchange, except NXK, NYV, NRK, NKO and JRS, which are listed on the NYSE Amex, and QQQX, which is listed on the NASDAQ Stock Market, LLC.

(2)	The Preferred Shares for NAN, NXK and NRK are listed on the NYSE.

1.	Election of Board Members

Massachusetts Business Trusts

Pursuant to the organizational documents of each Massachusetts Business Trust, each Board is divided into three classes, Class I, Class II and Class III, to be elected by the holders of the outstanding Common Shares and any outstanding Preferred Shares, voting together as a single class to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. For New York Dividend Municipal Income, New York Dividend, New York Dividend 2 and New York

AMT-Free, each Massachusetts Business Trust with Preferred Shares outstanding, under normal circumstances, holders of Preferred Shares are entitled to elect two (2) Board Members. The Board Members elected by holders of Preferred Shares will be elected to serve until the next annual meeting or until their successors have been duly elected and qualified.

a.	For New York Dividend Municipal Income, New York Dividend, New York Dividend 2 and New York AMT-Free:

(i)	two (2) Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Board Members Bremner and Evans have been designated as Class III Board Members and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2015 or until their successors have been duly elected and qualified. Board Members Amboian, Kundert, Stockdale, Stone, Stringer and Toth are current and continuing Board Members. Board Members Stockdale, Stringer and Stone have been designated as Class I Board Members for a term expiring at the annual meeting of shareholders in 2013 or until their successors have been duly elected and qualified. Board Members Amboian, Kundert and Toth have been designated as Class II Board Members for a term expiring at the annual meeting of shareholders in 2014 or until their successors have been duly elected and qualified.

(ii)	two (2) Board Members are to be elected by holders of Preferred Shares, voting separately as a single class. Board Members Hunter and Schneider are nominees for election by holders of Preferred Shares for a term expiring at the next annual meeting or until their successors have been duly elected and qualified.

b.	For New York Value 2, Core Equity, Equity Premium, Equity Premium Opportunity, Equity Premium Advantage, Equity Premium Income, Tax-Advantaged Dividend, Global Government, Global Value, Multi-Currency, Quality Preferred, Quality Preferred 2, Quality Preferred 3, Real Estate, Diversified Dividend, Tax-Advantaged, Mortgage Opportunity, Mortgage Opportunity 2, Multi-Strategy and Multi-Strategy 2:

(i)	three (3) Board Members are to be elected by all shareholders. Board Members Bremner, Evans and Schneider have been designated as Class III Board Members and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2015 or until their successors have been duly elected and qualified. Board Members Amboian, Hunter, Kundert, Stockdale, Stone, Stringer and Toth are current and continuing Board Members. Board Members Hunter, Stockdale, Stone and Stringer have been designated as Class I Board Members for a term expiring at the annual meeting of shareholders in 2013 or until their successors have been duly elected and qualified. Board Members Amboian, Kundert and Toth have been designated as Class II Board Members for a term expiring at the annual meeting of shareholders in 2014 or until their successors have been duly elected and qualified.

Minnesota Corporations

Pursuant to the organizational documents of each Minnesota Corporation, except for New York Value, all Board Members are to be elected to serve until the next annual meeting or until their successors shall have been duly elected and qualified. For New York Premium, New York Performance Plus, New York Investment Quality, New York Quality and New York Select, each Minnesota Corporation with Preferred Shares outstanding, under normal circumstances, holders of Preferred Shares are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Pursuant to the organizational documents of New York Value, the Board is divided into three classes, with each class being elected to serve until the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. For New York Value, three (3) Board Members are nominated to be elected at this meeting.

c.	For New York Premium, New York Performance Plus, New York Investment Quality, New York Quality and New York Select:

(i)	eight (8) Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Board Members Amboian, Bremner, Evans, Kundert, Stockdale, Stone, Stringer and Toth are nominees for election by all shareholders.

(ii)	two (2) Board Members are to be elected by holders of Preferred Shares. Board Members Hunter and Schneider are nominees for election by holders of Preferred Shares.

d.	For New York Value: three (3) Board Members are to be elected by all shareholders. Board Members Bremner, Evans and Schneider have been designated as Class III Board Members and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2015 or until their successors have been duly elected and qualified. Board Members Amboian, Hunter, Kundert, Stockdale, Stone, Stringer and Toth are current and continuing Board Members. Board Members Hunter, Stockdale, Stone and Stringer have been designated as Class I Board Members for a term expiring at the annual meeting of shareholders in 2013 or until their successors have been duly elected and qualified. Board Members Amboian, Kundert and Toth have been designated as Class II Board Members for a term expiring at the annual meeting of shareholders in 2014 or until their successors have been duly elected and qualified.

Maryland Corporations

Pursuant to the organizational documents of each Maryland Corporation, all Board Members are to be elected to serve until the next annual meeting or until their successors shall have been duly elected and qualified.

e.	For Dow 30 Premium, Global Income, NASDAQ Premium and Dow 30 Enhanced: ten (10) Board Members are to be elected by all shareholders. Board Members Amboian, Bremner, Evans, Kundert, Hunter, Schneider, Stockdale, Stone, Stringer and Toth are nominees for election by all shareholders.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Fund’s present Board.

For each Massachusetts Business Trust, Board Members Amboian, Kundert and Toth were last elected to each Fund’s Board as Class II Board Members at the annual meeting of shareholders held on May 6, 2011.

For New York Dividend Municipal Income, New York Dividend, New York Dividend 2 and New York AMT-Free, Board Members Hunter and Schneider were last elected by holders of Preferred Shares at the annual meeting of shareholders on May 6, 2011.

For each Massachusetts Business Trust, except New York Value 2, Core Equity, Equity Premium, Equity Premium Advantage, Equity Premium Income, Equity Premium Opportunity, Tax-Advantaged Dividend, Global Government, Global Value, Multi-Currency, Real Estate, Diversified Dividend, Quality Preferred, Quality Preferred 2, Quality Preferred 3, Tax-Advantaged, Multi-Strategy, Multi-Strategy 2, Mortgage Opportunity and Mortgage Opportunity 2, Board Members Stockdale and Stone were last elected to each Fund’s Board as Class I Board Members at the annual meeting of shareholders held on April 6, 2010.

For New York Value 2, Core Equity, Equity Premium, Equity Premium Advantage, Equity Premium Income, Equity Premium Opportunity, Tax-Advantaged Dividend, Global Government, Global Value and Multi-Currency, Board Members Hunter, Stockdale and Stone were last elected to each Fund’s Board as Class I Board Members at the annual meeting of shareholders held on April 6, 2010.

For Quality Preferred, Quality Preferred 2, Quality Preferred 3, Real Estate, Diversified Dividend, Tax-Advantaged, Multi-Strategy and Multi-Strategy 2, Board Members Hunter, Stockdale and Stone were last elected to each Fund’s Board as Class I Board Members at the annual meeting of shareholders held on April 6, 2010.

For Quality Preferred, Quality Preferred 2, Quality Preferred 3, Real Estate, Diversified Dividend, Tax-Advantaged, Multi-Strategy and Multi-Strategy 2, Board Member Schneider was last elected to each Fund’s Board as a Class III Board Member, at the annual meeting of shareholders held on April 6, 2010.

For each Massachusetts Business Trust, except Core Equity, Equity Premium, Equity Premium Advantage, Equity Premium Income, Equity Premium Opportunity, Tax-Advantaged Dividend, Global Government, Global Value and Multi-Currency, Board Members Bremner and Evans were last elected to each Fund’s Board as Class III Board Members at the annual meeting of shareholders held on May 6, 2009 and adjourned to June 17, 2009.

For Core Equity, Equity Premium, Equity Premium Advantage, Equity Premium Income, Equity Premium Opportunity, Tax-Advantaged Dividend, Global Government, Global Value and Multi-Currency, Board Members Bremner, Evans and Schneider were last elected to each Fund’s Board as Class III Board Members at the annual meeting of shareholders held on May 6, 2009, adjourned to June 17, 2009.

For Mortgage Opportunity, each Board Member except for Board Members Amboian, Kundert, Stringer and Toth were elected by the initial shareholder of the Fund on September 10, 2009. For Mortgage Opportunity 2, each Board Member except for Board Members Amboian, Kundert, Stringer and Toth were elected by the initial shareholder of the Fund on December 16, 2009.

For New York Value 2, each other Board Member except for Board Members Hunter, Stockdale, Stone, Amboian, Kundert and Toth were elected by the initial shareholder of the Fund on April 24, 2009.

For each Minnesota Corporation, except for New York Value, each Board Member was last elected to each Fund’s Board at the annual meeting of shareholders held on May 6, 2011.

For New York Value, Board Members Amboian, Kundert and Toth were last elected as Class II Board Members at the annual meeting of shareholders held on May 6, 2011. Board Members Hunter, Stockdale and Stone were last elected as Class I Board Members at the annual meeting of shareholders held on April 6, 2010. Board Members Bremner, Evans and Schneider were last elected as Class III Board Members at the annual meeting of shareholders held on May 6, 2009 and adjourned to June 17, 2009.

For each Maryland Corporation, each Board Member was last elected to each Fund’s Board at a special meeting of shareholders held on May 6, 2011.

On January 1, 2011, Ms. Stringer was appointed as a Board Member and designated as a Class I Board Member with respect to each Massachusetts Business Trust and New York Value.

Other than Mr. Amboian, all Board Member nominees are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Funds or the Adviser, Nuveen Fund Advisors, Inc. (“Adviser”), and have never been an employee or director of Nuveen, the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

The Board unanimously recommends that shareholders vote FOR the election of the nominees.

Board Nominees/Board Members

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Nominees/Board Members who are not interested persons of the Fund

Robert P. Bremner(2) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (8/22/40)	Chairman of the Board, Board Member	Term: Annual or Class III Board Member until 2012 Length of Service: Since 1996; Chairman of the Board since 2008; Lead Independent Director (2005-2008)	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington D.C.	238	N/A

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member

Jack B. Evans c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/22/48)	Board Member	Term: Annual or Class III Board Member until 2012 Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc. (a regional financial services firm).	238	Director and Chairman, United Fire Group, a Publicly held company

William C. Hunter c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (3/6/48)	Board Member	Term: Annual or Class I Board Member until 2013 Length of Service: Since 2004	Dean (since 2006), Tippie College of Business, University of Iowa; Director (since 2005), Beta Gamma Sigma International Honor Society; Director (since 2009) of Wellmark, Inc.; formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	238	Director (since 2004) of Xerox Corporation

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member

David J. Kundert(2) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/28/42)	Board Member	Term: Annual or Class II Board Member until 2014 Length of Service: Since 2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors, Friends of Boerner Botanical Gardens; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	238	N/A

William J. Schneider(2) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (9/24/44)	Board Member	Term: Annual or Class III Board Member until 2012 Length of Service: Since 1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; Member, Mid-America Health System Board; Member, University of Dayton Business School Advisory Council; formerly, Member, Dayton Philharmonic Orchestra Association; formerly, Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	238	N/A

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member

Judith M. Stockdale c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (12/29/47)	Board Member	Term: Annual or Class I Board Member until 2013 Length of Service: Since 1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	238	N/A

Carole E. Stone(2) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (6/28/47)	Board Member	Term: Annual or Class I Board Member until 2013 Length of Service: Since 2007	Director, C2 Options Exchange, Incorporated (since 2009); Director, Chicago Board Options Exchange (since 2006); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	238	Director, Chicago Board Options Exchange (since 2006)

Virginia L. Stringer 333 West Wacker Drive Chicago, IL 60606 (8/16/44)	Board Member	Term: Annual or Class I Board Member until 2013 Length of Service: Since 2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	238	Previously, Independent Director (1987-2010) and chair (1997-2010), First American Fund Complex

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member

Terence J. Toth(2) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (9/29/59)	Board Member	Term: Annual or Class II Board Member until 2014 Length of Service: Since 2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	238	N/A
Nominee/Board Member who is an interested person of the Fund

John P. Amboian(3) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (6/14/61)	Board Member	Term: Annual or Class II Board Member until 2014 Length of Service: Since 2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Investments Advisors, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	238	N/A

(1)	Length of Service indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.
(2)	Also serves as a trustee of Nuveen Diversified Commodity Fund, an exchange-traded fund commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of each fund’s Adviser.
(3)	“Interested person” as defined in the 1940 Act, by reason of his positions with Nuveen Investments, Inc. and certain of its subsidiaries.

The dollar range of equity securities beneficially owned by each Board Member in each Fund and all Nuveen funds overseen by the Board Member as of December 31, 2011 is set forth in Appendix A. The number of shares of each Fund beneficially owned by each Board Member and by the Board Members and officers of the Funds as a group as of December 31, 2011 is set forth in Appendix A. [On December 31, 2011, Board Members and executive officers as a group beneficially owned approximately             shares of all funds managed by the Adviser, Nuveen Fund Advisors, Inc. (including shares held by the Board Members through the Deferred Compensation Plan for Independent Board Members and by executive officers in Nuveen’s 401(k)/profit sharing plan). As of February 1, 2012, each Board Member’s individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of each Fund. As of February 1, 2012, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund. [As of February 1, 2012, no shareholder beneficially owned more than 5% of any class of shares of any Fund, except as provided in Appendix B.]

Compensation

Prior to January 1, 2012, each Independent Board Member received a $120,000 annual retainer plus (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled Board meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; and (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance was required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance was not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held. In addition to the payments described above, the Chairman of the Board received $75,000, the chairpersons of the Audit Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee received $10,000 each and the chairperson of the Nominating and Governance Committee received $5,000 as additional retainers. Independent Board Members also received a fee of $3,000 per day for site visits to entities that provided services to the Nuveen Funds on days on which no Board meeting was held. When ad hoc committees were organized, the Nominating and Governance Committee at the time of formation determined compensation to be paid to the members of such committee; however, in general, such fees were $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance was required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required. The annual retainer, fees and expenses were allocated among the Nuveen Funds on the basis of relative net assets, although management might have, in its discretion, established a minimum amount to be allocated to each fund.

Effective January 1, 2012, each Independent Board Member receives a $130,000 annual retainer plus (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled Board meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Closed-End Funds Committee receive $12,500 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen Funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

The boards of certain Nuveen funds (the “Participating Funds”) established a Deferred Compensation Plan for Independent Board Members (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds.

The Funds have no employees. The officers of the Funds and the Board Member who is not an Independent Board Member serve without any compensation from the Funds.

The table below shows, for each Independent Board Member, the aggregate compensation paid by each Fund to each Board Member nominee for its last fiscal year.

Aggregate Compensation from the Funds
Fund Name	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

New York Dividend	$930	$575	$514	$697	$575	$640	$657	$244	$680
New York Dividend 2	581	404	360	488	403	379	460	169	476
New York Investment Quality	1,406	1,110	890	1,000	1,092	1,031	1,060	479	1,095
New York Value	502	398	350	399	402	371	366	176	397
New York Value 2	122	97	85	97	97	90	89	42	96
New York Performance Plus	1,270	1,002	790	937	984	912	994	411	1,024
New York Quality	2,065	1,610	1,269	1,505	1,581	1,488	1,598	661	1,644
New York Select	2,253	1,530	1,226	1,660	1,505	1,411	1,791	660	1,840
New York Dividend Municipal Income	633	515	460	514	514	483	478	217	499
New York Premium	642	519	462	518	523	486	481	209	502
New York AMT-Free	299	243	217	243	243	228	226	102	235
Core Equity	788	632	526	585	626	603	596	414	649
Real Estate	1,306	1,051	856	965	1,032	1,004	1,004	690	1,088
Diversified Dividend	2,519	2,292	1,172	2,114	2,255	1,330	1,347	603	2,325
Equity Premium	786	625	515	577	620	595	590	400	643
Equity Premium Advantage	1,177	937	772	864	929	892	883	598	964
Equity Premium Income	1,723	1,372	1,130	1,265	1,359	1,305	1,293	877	1,411
Equity Premium Opportunity	2,982	2,373	1,956	2,188	2,352	2,259	2,237	1,517	2,442
Quality Preferred	2,628	2,079	1,823	2,163	2,136	1,955	1,998	904	2,149
Quality Preferred 2	5,193	4,106	3,600	4,270	4,218	3,863	3,947	1,799	4,245
Quality Preferred 3	989	782	686	813	804	736	752	343	809

Aggregate Compensation from the Funds
Fund Name	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

Tax-Advantaged	$785	$633	$525	$575	$621	$603	$598	$417	$651
Tax-Advantaged Dividend	978	791	650	729	776	757	756	529	817
Global Government	523	418	364	411	413	406	390	266	426
Global Value	1,262	1,008	828	927	998	958	949	640	1,037
Mortgage Opportunity	3,213	2,894	1,514	2,707	2,893	1,641	1,696	762	2,924
Mortgage Opportunity 2	987	891	494	894	897	514	515	231	897
Multi-Currency	2,360	1,891	1,576	1,755	1,877	1,805	1,788	1,237	1,946
Multi-Strategy	6,411	5,583	5,096	4,966	5,479	5,468	5,384	4,291	5,663
Multi-Strategy 2	9,459	8,236	7,514	7,327	8,082	8,065	7,943	6,325	8,354
Dow 30 Premium	625	740	443	473	500	725	474	312	749
Global Income	312	253	221	235	249	245	236	152	257
NASDAQ Premium	980	795	696	736	786	771	744	488	810
Dow 30 Enhanced	1,089	1,284	736	778	873	1,231	835	552	1,317
Total Compensation from Nuveen Funds Paid to Board Members/Nominees	329,731	260,124	218,576	244,966	259,415	248,033	245,650	175,000	263,891

Deferred Compensation from the Funds
Fund Name	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
New York Investment Quality	$193	$254	$890	$1,000	$572	$508	$—	$—	$104
New York Performance Plus	174	230	790	937	538	449	—	—	105
New York Quality	283	369	1,269	1,505	863	733	—	—	168
New York Select	308	351	1,226	1,660	789	696	—	—	143
Core Equity	111	152	526	585	158	316	—	—	29
Real Estate	183	253	856	965	266	526	—	—	50
Diversified Dividend	351	548	1,172	2,114	1,586	677	—	—	302
Equity Premium	110	150	515	577	165	311	—	—	30
Equity Premium Advantage	165	225	772	864	249	466	—	—	45
Equity Premium Income	242	330	1,130	1,265	364	683	—	—	66
Equity Premium Opportunity	418	570	1,956	2,188	630	1,181	—	—	115
Quality Preferred	396	525	1,823	2,163	1,154	1,030	—	—	238
Quality Preferred 2	781	1,036	3,600	4,270	2,266	2,036	—	—	467
Quality Preferred 3	149	197	686	813	431	388	—	—	89
Tax-Advantaged	110	152	525	575	158	316	—	—	29
Tax-Advantaged Dividend	138	191	650	729	191	397	—	—	36
Global Value	177	242	828	927	271	501	—	—	49
Mortgage Opportunity	447	693	1,514	2,707	2,050	836	—	—	389
Multi-Currency	332	456	1,576	1,755	479	947	—	—	87
Multi-Strategy	928	1,395	5,096	4,966	937	2,956	—	—	177
Multi-Strategy 2	1,369	2,057	7,514	7,327	1,388	4,359	—	—	261
NASDAQ Premium	66	85	317	349	—	187	—	—	—
Dow 30 Enhanced	153	306	736	778	250	643	—	—	46

Board Leadership Structure and Risk Oversight

The Board of each Fund (collectively, the “Board”) oversees the operations and management of the Fund, including the duties performed for the Funds by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Accordingly, the Board Members have elected Robert P. Bremner as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Robert P. Bremner, Chair, Judith M. Stockdale and John P. Amboian. The number of Executive Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth. The number of Dividend Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the New York Stock Exchange, NYSE Amex or NASDAQ Stock Market, LLC, as applicable. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention and considers the risks to the Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen. The Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter adopted and approved by the Board, which Charter conforms to the listing standards of the

New York Stock Exchange, NYSE Amex or NASDAQ Stock Market, LLC, as applicable. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Robert P. Bremner, David J. Kundert, Chair, William J. Schneider, Carole E. Stone and Terence J. Toth, each of whom is an Independent Board Member of the Funds. A copy of the Audit Committee Charter is attached as Appendix D. The number of Audit Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Jack B. Evans, William C. Hunter, William J. Schneider, Judith M. Stockdale, Chair, and Virginia L. Stringer. The number of Compliance Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Member at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/CEF/Info/Shareholder/, and is composed entirely of Independent Board Members who are also “independent” as defined by New York Stock Exchange, NYSE Amex or NASDAQ Stock Market, LLC listing standards, as applicable. Accordingly, the members of the Nominating and Governance Committee are

Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth. The number of Nominating and Governance Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Effective January 1, 2012, the Board approved the creation of the Closed-End Funds Committee. The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as closed-end investment companies (“Closed-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Funds Committee are Robert P. Bremner, Jack B. Evans, William C. Hunter, William J. Schneider, Chair, and Carole E. Stone.

The number of regular quarterly meetings and special meetings held by the Board of each Fund during the Fund’s last fiscal year is shown in Appendix C. [During the last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member.] The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at www.nuveen.com/CEF/Info/Shareholder/.

Board Diversification and Board Member Qualifications. In determining that a particular Board member was qualified to serve on the Board, the Board considers each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and or/other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

John P. Amboian

Mr. Amboian, an interested Board Member of the Funds, joined Nuveen in June 1995 and became Chief Executive Officer in July 2007 and Chairman in November 2007. Prior to this, since 1999, he served as President with responsibility for the firm’s product, marketing, sales, operations and administrative activities. Mr. Amboian initially served Nuveen as Executive

Vice President and Chief Financial Officer. Prior to joining Nuveen, Mr. Amboian held key management positions with two consumer product firms affiliated with the Phillip Morris Companies. He served as Senior Vice President of Finance, Strategy and Systems at Miller Brewing Company. Mr. Amboian began his career in corporate and international finance at Kraft Foods, Inc., where he eventually served as Treasurer. He received a Bachelor’s degree in economics and a Masters of Business Administration (“MBA”) from the University of Chicago. Mr. Amboian serves on the Board of Directors of Nuveen and is a Board Member or Trustee of the Investment Company Institute Board of Governors, Boys and Girls Clubs of Chicago, Children’s Memorial Hospital and Foundation, the Council on the Graduate School of Business (University of Chicago), and the North Shore Country Day School Foundation. He is also a member of the Civic Committee of the Commercial Club of Chicago and the Economic Club of Chicago.

Robert P. Bremner

Mr. Bremner, the Board’s Independent Chairman, is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. and is a Board Member of the Independent Directors Council affiliated with the Investment Company Institute. From 1984 to 1996, Mr. Bremner was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago as well as a Director of Alliant Energy. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Source Media Group, is a Member of the Board of Regents for the State of Iowa University System, is a Life Trustee of Coe College and is a member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter

Mr. Hunter was appointed Dean of the Henry B. Tippie College of Business at the University of Iowa effective July 1, 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business since June 2003. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While

there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western Europe, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004. He is President-Elect of Beta Gamma Sigma, Inc., the International Business Honor Society.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Currently, Mr. Kundert is a Director of the Northwestern Mutual Wealth Management Company. He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He received his Bachelor of Arts degree from Luther College, and his Juris Doctor from Valparaiso University.

William J. Schneider

Mr. Schneider is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners Ltd., a real estate investment company. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider is a member of the Business Advisory Council for the University of Dayton College of Business. Mr. Schneider was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Judith M. Stockdale

Ms. Stockdale is currently Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff

Associate at the Chicago Community Trust. She has served on the Boards of the Land Trust Alliance, the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts from Skidmore College in Business Administration.

Virginia L. Stringer

Ms. Stringer served as the independent chair of the Board of the First American Funds from 1997 to 2010, having joined that Board in 1987. Ms. Stringer serves on the Governing Board of the Investment Company Institute’s Independent Directors Council and on the board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer also serves as board chair of the Oak Leaf Trust, is the immediate past board chair of the Saint Paul Riverfront Corporation and is immediate past President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota Board on Judicial Standards and recently served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer also served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty five years of corporate experience having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth

Mr. Toth has served as a Director of Legal & General Investment Management America, Inc. since 2008 and as a Managing Partner at Promus Capital since 2008. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in

1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of the Goodman Theatre, Chicago Fellowship, and University of Illinois Leadership Council, and is Chairman of the Board of Catalyst Schools of Chicago. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Board Member Terms. For each Maryland Fund, all Board Members are elected annually. For each Minnesota Fund except New York Value, all Board Members are elected annually. For each Massachusetts Fund, and New York Value, shareholders will be asked to elect Board Members as each Board Member’s term expires, and with respect to Board Members elected by holders of Common Shares such Board Member shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board.

The Officers

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (9/9/56)	Chief Administrative Officer	Term: Annual Length of Service: Since 1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC and Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006), and Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	238

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer

William Adams IV 333 West Wacker Drive Chicago, IL 60606 (6/9/55)	Vice President	Term: Annual Length of Service: Since 2007	Senior Executive Vice President, Global Structured Products, formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); Managing Director (since 2010) of Nuveen Commodities Asset Management, LLC.	133

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 (1/11/62)	Vice President	Term: Annual Length of Service: Since 2007	Managing Director (since 2004) of Nuveen Securities LLC.	133

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 (4/11/64)	Vice President	Term: Annual Length of Service: Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt. (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	238

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 (10/24/45)	Vice President	Term: Annual Length of Service: Since 1998	Managing Director (since 2004) of Nuveen Securities, LLC; Managing Director (since 2005) of Nuveen Fund Advisors, Inc.	238

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (5/31/54)	Vice President and Controller	Term: Annual Length of Service: Since 1993	Senior Vice President (since 2010); formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Securities, LLC; Vice President (2005-2010) of Nuveen Fund Advisors, Inc.; Certified Public Accountant.	238

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer

Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 (8/20/70)	Vice President and Treasurer	Term: Annual Length of Service: Since 2009	Managing Director, Corporate Finance & Development, Treasurer (since September 2009) of Nuveen Securities, LLC; Managing Director and Treasurer of Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings, Inc. and of Nuveen Fund Advisors, Inc. and Nuveen Asset Management, LLC (since 2011); Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	238

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (2/24/70)	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Senior Vice President (since 2008), formerly, Vice President, of Nuveen Securities, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2003), of Nuveen Fund Advisors.	238

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (8/27/61)	Vice President	Term: Annual Length of Service: Since 2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Securities, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	238

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (3/26/66)	Vice President and Secretary	Term: Annual Length of Service: Since 2007	Managing Director (since 2008), formerly, Vice President (2007-2008) of Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Vice President and Assistant Secretary of Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	238

Kathleen L. Prudhomme 800 Nicollet Mall Minneapolis, MN 55402 (3/30/53)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Secretary of FASF (2004-2010); prior thereto, Assistant Secretary of FASF (1998-2004); Deputy General Counsel, FAF Advisors, Inc. (1998-2010).	238

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.

2.	Approval of the Elimination of the Fundamental Investment Policy and Approval of the New Fundamental Investment Policy for each Affected Municipal Fund.

Each Affected Municipal Fund has adopted a fundamental investment policy relating to the Fund’s ability to make loans (together, the “Current Fundamental Policies,” and each, a “Current Fundamental Policy”), that can be changed only by shareholder vote. The Current Fundamental Policy adopted by each Affected Municipal Fund reflects industry and other market conditions present at the time of the inception of each such Fund.

As a general matter, Nuveen’s municipal closed-end funds are seeking to adopt a uniform set of investment policies (together, the “New Investment Policies,” and each, a “New Investment Policy”). Investment policies currently vary across otherwise-similar Nuveen municipal closed-end funds, reflecting evolving markets and guidelines as the different funds were launched over the past 20 years. As part of a continuing broader “best practices” initiative begun approximately three years ago, all Nuveen municipal closed-end funds, including the Affected Municipal Funds, are seeking to adopt a uniform set of investment policies that reflect municipal market and regulatory developments over time.

The proposed New Investment Policy with respect to loans would permit the Affected Municipal Funds to make loans to the extent permitted by securities laws. Among other things, this change is intended to provide each Affected Municipal Fund with the flexibility to make loans in circumstances where a municipal issuer is in distress, if the Adviser believes that doing so would both:

•	facilitate a timely workout of the issuer’s situation in a manner that benefits the Fund; and

•	be or represent the best choice for reducing the likelihood or severity of loss on the Fund’s investment.

Conforming and updating these investment policies is intended to benefit common shareholders by increasing portfolio manager efficiency and flexibility to take advantage of a wide range of appropriate opportunities in the municipal bond markets in pursuit of the Affected Municipal Funds’ investment objectives. Providing an Affected Municipal Fund with the option of making loans to help facilitate a timely workout of a distressed issuer’s situation merely provides the Fund with an additional tool to help preserve shareholder value and should not be viewed as a commentary on the state of the municipal bond market or as indicative of an immediate need or desire to make a loan to an issuer facing a credit workout situation.

In order to implement the New Investment Policy, each Affected Municipal Fund must change its Current Fundamental Policy, which change requires your approval. In particular, shareholders must first approve the elimination of their Affected Municipal Fund’s Current Fundamental Policy as well as the implementation of the New Investment Policy.

The primary purposes of these changes are to provide the Affected Municipal Funds with increased flexibility in diversifying portfolio risks and optimizing returns on current investments in order to pursue the preservation of and possible growth of capital which, if successful, will help to sustain and build net asset value, and to create consistent investment policies for all Nuveen municipal bond funds to promote operational efficiencies.

The Board has unanimously approved, and unanimously recommends, the approval by shareholders of each Affected Municipal Fund, the elimination of the Current Fundamental Policy of each Affected Municipal Fund and the New Investment Policy, described below.

For each Affected Municipal Fund:

(a)	Elimination of Fundamental Policy Relating to Making Loans (each Affected Municipal Fund): The Current Fundamental Policy with respect to making loans, and which is proposed to be eliminated, provides that the respective Affected Municipal Fund shall not:

Make loans, other than by entering into repurchase agreements and through the purchase of [Municipal Obligations/municipal bonds] or [temporary/short-term] investments in accordance with its investment objectives, policies and limitations.

(b)	Approval of New Investment Policy Relating to Making Loans: It is proposed that each Affected Municipal Fund adopt a New Investment Policy with respect to making loans. The adoption of the following New Investment Policy for each Affected Municipal Fund is contingent on shareholder approval of the elimination of that Fund’s Current Fundamental Policy with respect to making loans, as reflected in (a) above. The proposed New Investment Policy provides that each Affected Municipal Fund shall not:

Make loans, except as permitted by the Investment Company Act of 1940, as amended, and exemptive orders granted under the Investment Company Act of 1940, as amended.

Board Recommendation

The Board believes that eliminating the Current Fundamental Policies and adopting the New Investment Policies gives the Adviser flexibility to rapidly respond to continuing developments in the municipal market and would enhance the portfolio managers’ ability to meet each Affected Municipal Fund’s investment objective. In addition, the Board believes that the proposed changes will create consistent investment policies for all Nuveen municipal bond funds and will help to promote operational efficiencies.

The Board recommends that shareholders of each Affected Municipal Fund vote to approve the elimination of each Current Fundamental Policy and vote to approve each New Fundamental Policy.

Audit Committee Report

The Audit Committee of each Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, (2) the quality and integrity of the Funds’ financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the committee reviews each Fund’s annual financial statements with both management and the independent registered public accounting firm and the committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund’s financial and internal controls. The Committee also selects, retains, evaluates and may replace each Fund’s independent registered public accounting firm. The Committee is currently composed of five Independent Board Members and operates under a written charter adopted and approved by each Board. Each Committee member meets the independence and experience requirements, as applicable, of the New York Stock Exchange, NYSE Amex, NASDAQ Stock Market, LLC, Section 10A of the 1934 Act and the rules and regulations of the SEC.

The Committee, in discharging its duties, has met with and held discussions with management and each Fund’s independent registered public accounting firm. The Committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 114, (The Auditor’s Communication With Those Charged With Governance), which supersedes SAS No. 61 (Communication with Audit Committees). Each Fund’s independent registered public accounting firm provided to the committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the Committee, the Committee has recommended that the audited financial statements be included in each Fund’s Annual Report.

The current members of the Committee are:

Robert P. Bremner

David J. Kundert

William J. Schneider

Carole E. Stone

Terence J. Toth

Audit and Related Fees. The following tables provide the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

	Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
	Funds		Fund		Adviser and Adviser Entitles		Fund		Adviser and Adviser Entitles		Fund		Adviser and Adviser Entitles
	Fiscal Year Ended 2010	Fiscal Year Ended 2011	Fiscal Year Ended 2010	Fiscal Year Ended 2011	Fiscal Year Ended 2010	Fiscal Year Ended 2011	Fiscal Year Ended 2010	Fiscal Year Ended 2011	Fiscal Year Ended 2010	Fiscal Year Ended 2011	Fiscal Year Ended 2010	Fiscal Year Ended 2011	Fiscal Year Ended 2010	Fiscal Year Ended 2011
New York Dividend	$13,493	$18,200	$20,000	$12,500	$0	$0	$0	$0	$0	$0	$850	$0	$0	$0
New York Dividend 2	11,561	18,200	12,500	0	0	0	0	0	0	0	0	0	0	0
New York Investment Quality	19,673	18,200	1,500	0	0	0	0	0	0	0	3,400	0	0	0
New York Value	12,200	18,200	0	0	0	0	0	0	0	0	0	0	0	0
New York Value 2	8,493	18,200	0	0	0	0	0	0	0	0	0	0	0	0
New York Performance Plus	17,901	18,200	1,500	0	0	0	0	0	0	0	1,700	0	0	0
New York Quality	24,443	18,200	0	0	0	0	0	0	0	0	3,400	850	0	0
New York Select	24,439	18,200	1,500	0	0	0	0	0	0	0	3,400	0	0	0
New York Dividend Municipal Income	12,885	18,200	1,500	0	0	0	0	0	0	0	0	0	0	0
New York Premium	13,096	18,200	0	1,500	0	0	0	0	0	0	3,400	2,550	0	0
New York AMT-Free	9,919	18,200	12,500	0	0	0	0	0	0	0	0	0	0	0
Core Equity	25,823	26,097	0	0	0	0	2,840	0	0	0	0	0	0	0
Real Estate	23,600	23,600	0	0	0	0	0	0	0	0	0	0	0	0
Diversified Dividend	33,100	33,100	0	0	0	0	0	0	0	0	0	0	0	0
Equity Premium	25,976	26,108	0	0	0	0	1,905	0	0	0	0	0	0	0
Equity Premium Advantage	27,035	26,942	0	0	0	0	1,905	0	0	0	0	0	0	0
Equity Premium Income	28,343	28,136	0	0	0	0	1,905	0	0	0	0	0	0	0
Equity Premium Opportunity	31,545	30,847	0	0	0	0	1,905	0	0	0	0	0	0	0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of audit or review of financial statements and are not reported under “Audit Fees.”
(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning.
(4)	“All Other Fees” are the aggregate fees billed for products and services for agreed upon procedures engagements for leveraged funds.

	Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
	Funds		Fund		Adviser and Adviser Entitles		Fund		Adviser and Adviser Entitles		Fund		Adviser and Adviser Entitles
	Fiscal Year Ended 2010	Fiscal Year Ended 2011	Fiscal Year Ended 2010	Fiscal Year Ended 2011	Fiscal Year Ended 2010	Fiscal Year Ended 2011	Fiscal Year Ended 2010	Fiscal Year Ended 2011	Fiscal Year Ended 2010	Fiscal Year Ended 2011	Fiscal Year Ended 2010	Fiscal Year Ended 2011	Fiscal Year Ended 2010	Fiscal Year Ended 2011
Quality Preferred	$22,304	$23,950	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Quality Preferred 2	34,900	23,950	0	0	0	0	0	0	0	0	0	0	0	0
Quality Preferred 3	14,346	23,950	0	0	0	0	0	0	0	0	0	0	0	0
Tax-Advantaged	26,100	26,100	0	0	0	0	0	0	0	0	0	0	0	0
Tax-Advantaged Dividend	22,100	22,100	0	0	0	0	0	0	0	0	0	0	0	0
Global Government	39,445	39,852	0	0	0	0	2,575	0	0	0	0	0	0	0
Global Value	27,023	27,182	0	0	0	0	1,905	8,143	0	0	0	0	0	0
Mortgage Opportunity	44,746	38,547	5,500	0	0	0	15,358	64,140	0	0	0	0	0	0
Mortgage Opportunity 2(5)	42,478	36,532	5,500	0	0	0	6,592	61,960	0	0	0	0	0	0
Multi-Currency	44,272	43,766	0	0	0	0	2,575	0	0	0	0	0	0	0
Multi-Strategy	23,484	26,600	0	0	0	0	2,257	7,221	0	0	0	0	0	0
Multi-Strategy 2	29,716	26,600	0	0	0	0	2,051	6,565	0	0	0	0	0	0
Dow 30 Premium(6)	30,527	25,673	0	0	0	0	0	1,905	0	0	0	0	0	0
Global Income(6)	31,936	25,035	0	0	0	0	0	2,575	0	0	0	0	0	0
NASDAQ Premium(7)	30,527	26,380	0	0	0	0	0	1,905	0	0	0	0	0	0
Dow 30 Enhanced(6)	30,528	26,667	0	0	0	0	0	1,905	0	0	0	0	0	0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of audit or review of financial statements and are not reported under “Audit Fees.”
(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning.
(4)	“All Other Fees” are the aggregate fees billed for products and services for agreed upon procedures engagements for leveraged funds.
(5)	The Fund commenced operations on February 24, 2010.
(6)	The Fund was acquired on October 6, 2010.
(7)	The Fund was acquired on October 28, 2010.

	Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Advisers and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Advisers and Adviser Entities (All Other Engagements)		Total
	Fiscal Year Ended 2010	Fiscal Year Ended 2011	Fiscal Year Ended 2010	Fiscal Year Ended 2011	Fiscal Year Ended 2010	Fiscal Year Ended 2011	Fiscal Year Ended 2010	Fiscal Year Ended 2011
New York Dividend	$850	$0	$0	$0	$0	$0	$850	$0
New York Dividend 2	0	0	0	0	0	0	0	0
New York Investment Quality	3,400	0	0	0	0	0	3,400	0
New York Value	0	0	0	0	0	0	0	0
New York Value 2	0	0	0	0	0	0	0	0
New York Performance Plus	1,700	0	0	0	0	0	1,700	0
New York Quality	3,400	850	0	0	0	0	3,400	850
New York Select	3,400	0	0	0	0	0	3,400	0
New York Dividend Municipal Income	0	0	0	0	0	0	0	0
New York Premium	3,400	2,550	0	0	0	0	3,400	2,550
New York AMT-Free	0	0	0	0	0	0	0	0
Core Equity	2,840	0	0	0	0	0	2,840	0
Real Estate	0	0	0	0	0	0	0	0
Diversified Dividend	0	0	0	0	0	0	0	0
Equity Premium	1,905	0	0	0	0	0	1,905	0
Equity Premium Advantage	1,905	0	0	0	0	0	1,905	0
Equity Premium Income	1,905	0	0	0	0	0	1,905	0
Equity Premium Opportunity	1,905	0	0	0	0	0	1,905	0
Quality Preferred	0	0	0	0	0	0	0	0
Quality Preferred 2	0	0	0	0	0	0	0	0
Quality Preferred 3	0	0	0	0	0	0	0	0

	Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Advisers and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Advisers and Adviser Entities (All Other Engagements)		Total
	Fiscal Year Ended 2010	Fiscal Year Ended 2011	Fiscal Year Ended 2010	Fiscal Year Ended 2011	Fiscal Year Ended 2010	Fiscal Year Ended 2011	Fiscal Year Ended 2010	Fiscal Year Ended 2011
Tax-Advantaged	$0	$0	$0	$0	$0	$0	$0	$0
Tax-Advantaged Dividend	0	0	0	0	0	0	0	0
Global Government	2,575	0	0	0	0	0	2,575	0
Global Value	1,905	8,143	0	0	0	0	1,905	8,143
Mortgage Opportunity	15,358	64,140	0	0	0	0	15,358	64,140
Mortgage Opportunity 2(1)	6,592	61,960	0	0	0	0	6,592	61,960
Multi-Currency	2,575	0	0	0	0	0	2,575	0
Multi-Strategy	2,257	7,221	0	0	0	0	2,257	7,221
Multi-Strategy 2	2,051	6,565	0	0	0	0	2,051	6,565
Dow 30 Premium(2)	0	1,905	0	0	0	0	0	1,905
Global Income(2)	0	2,575	0	0	0	0	0	2,575
NASDAQ Premium(3)	0	1,905	0	0	0	0	0	1,905
Dow 30 Enhanced(2)	0	1,905	0	0	0	0	0	1,905

(1)	The Fund commenced operations on February 24, 2010.
(2)	The Fund was acquired on October 6, 2010.
(3)	The Fund was acquired on October 28, 2010.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered public accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the audit committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

Additional Information

Appointment of the Independent Registered Public Accounting Firm

The Board of each Fund (except Equity Premium, Equity Premium Advantage, Equity Premium Income, Core Equity, Equity Premium Opportunity, Global Government, Global Value, Mortgage Opportunity, Mortgage Opportunity 2, Multi-Currency, Dow 30 Premium, Global Income, NASDAQ Premium and Dow 30 Enhanced) has appointed Ernst & Young LLP as independent registered public accounting firm to audit the books and records of the Fund for its current fiscal year. The Boards of Equity Premium, Equity Premium Advantage, Equity Premium Income, Core Equity, Equity Premium Opportunity, Global Government, Global Value, Mortgage Opportunity, Mortgage Opportunity 2, Multi-Currency, Dow 30 Premium, Global Income, NASDAQ Premium and Dow 30 Enhanced have appointed PricewaterhouseCoopers LLP as independent registered public accounting firm to audit the books and records of these Funds for their current fiscal years. A representative of each independent registered public accounting firm will be present at the Annual Meetings to make a statement, if such representative so desires, and to respond to shareholders’ questions. Each independent registered public accounting firm has informed each applicable Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund’s shares with the SEC and the New York Stock Exchange, NYSE Amex or NASDAQ Stock Market, LLC, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. [Based on a review of these forms furnished to each Fund, each Fund believes that its Board Members and officers, Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year ]. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund’s equity securities, except as provided in Appendix B.

Information About the Adviser

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen. Nuveen is a wholly-owned subsidiary of Windy City, a corporation formed by investors led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds.

Shareholder Proposals

To be considered for presentation at the annual meeting of shareholders for the Funds to be held in 2013, shareholder proposals submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than             . A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 for the annual meeting must, pursuant to each Fund’s By-Laws, submit such written notice to the Fund not later than             or prior to             for Dow 30 Premium, Global Income, NASDAQ Premium and Dow 30 Enhanced not later than             or prior to             for each other Fund. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Expenses of Proxy Solicitation

With respect to routine items, such as the election of Board Members, the cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by the Funds pro rata based on the number of shareholder accounts. For non-routine items, such as updating investment policies, the costs in connection with the solicitation of proxies will be paid by the

Funds subject to such non-routine items based on the number of shareholder accounts. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. Any additional costs of solicitation will be paid by the Fund that requires additional solicitation.

Fiscal Year

The last fiscal year end for New York Dividend, New York Dividend 2, New York Dividend Municipal Income, New York AMT-Free, New York Investment Quality, New York Value, New York Value 2, New York Performance Plus, New York Quality, New York Select and New York Premium was September 30, 2011. The last fiscal year end for Real Estate, Diversified Dividend, Equity Premium, Equity Premium Advantage, Equity Premium Income, Equity Premium Opportunity, Quality Preferred, Quality Preferred 2, Quality Preferred 3, Tax-Advantaged, Tax-Advantaged Dividend, Global Government, Global Value, Mortgage Opportunity, Mortgage Opportunity 2, Core Equity, Multi-Currency, Multi-Strategy, Multi-Strategy 2, Dow 30 Premium, Global Income, NASDAQ Premium and Dow 30 Enhanced was December 31, 2011.

Annual Report Delivery

Annual reports will be sent to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on March 30, 2012:

Each Fund’s proxy statement is available at www.nuveen.com/CEF/Info/Shareholder/Proxy Statements.aspx. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Annual Meetings. However, if other matters are properly presented to the Annual Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund’s By-Laws, an adjournment of a meeting with respect to a matter requires the affirmative vote of a majority of the shares entitled to vote on the matter present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy

Vice President and Secretary

            , 2012

APPENDIX A

Beneficial Ownership

The following table lists the dollar range of equity securities beneficially owned by each Board Member nominee in each Fund and in all Nuveen funds overseen by the Board Member nominee as of December 31, 2011.

Dollar Range of Equity Securities
Board Member Nominees	New York Dividend	New York Dividend 2	New York Investment Quality	New York Value	New York Value 2	New York Performance Plus	New York Quality	New York Select	New York Dividend Municipal Income

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth
Board Member/Nominee who is an interested person of the Funds
John P. Amboian

Dollar Range of Equity Securities
Board Member Nominees	New York Premium	New York AMT-Free	Core Equity	Real Estate	Diversified Dividend	Equity Premium	Equity Premium Advantage	Equity Premium Income

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth
Board Member/Nominee who is an interested person of the Funds
John P. Amboian

Dollar Range of Equity Securities
Board Member Nominees	Equity Premium Opportunity	Quality Preferred	Quality Preferred 2	Quality Preferred 3	Tax-Advantaged	Tax-Advantaged Dividend	Global Government	Global Value	Mortgage Opportunity	Mortgage Opportunity 2

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth
Board Member/Nominee who is an interested person of the Funds
John P. Amboian

Dollar Range of Equity Securities
Board Member Nominees	Multi-Currency	Multi-Strategy	Multi- Strategy 2	Dow 30 Premium	Global Income	NASDAQ Premium	Dow 30 Enhanced	Aggregate Range of Equity; Securities in All Registered Investment Companies Overseen by Board Member Nominees in Family of Investment Companies(1)

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth
Board Member/Nominee who is an interested person of the Funds
John P. Amboian

(1)	The amounts reflect the aggregate dollar range of equity securities of the number of shares beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by each Board Member.

The following table sets forth, for each Board Member nominee and for the Board Member nominees and officers as a group, the amount of shares beneficially owned in each Fund as of December 31, 2011. The information as to beneficial ownership is based on statements furnished by each Board Member nominee and officer.

Fund Shares Owned By Board Member Nominees And Officers(1)
Board Member Nominees/Board Members	New York Dividend	New York Dividend 2	New York Investment Quality	New York Value	New York Value 2	New York Performance Plus	New York Quality	New York Select	New York Dividend Municipal Income

Nominees/Board Members who are not interested persons of the Funds
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth
Nominee who is an interested person of the Funds
John P. Amboian
All Board Member Nominees and Officers as a Group

Fund Shares Owned By Board Member Nominees And Officers(1)
Board Member Nominees/Board Members	New York Premium	New York AMT-Free	Core Equity	Real Estate	Diversified Dividend	Equity Premium	Equity Premium Advantage	Equity Premium Income

Nominees/Board Members who are not interested persons of the Funds
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth
Board Member/Nominee who is an interested person of the Funds
John P. Amboian
All Board Member Nominees and Officers as a Group

Fund Shares Owned By Board Member Nominees And Officers(1)
Board Member Nominees/Board Members	Equity Premium Opportunity	Quality Preferred	Quality Preferred 2	Quality Preferred 3	Tax- Advantaged	Tax-Advantaged Dividend	Global Government	Global Value	Mortgage Opportunity

Nominees/Board Members who are not interested persons of the Fund
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth
Nominee who is an interested person of the Fund
John P. Amboian
All Board Members Nominees/Officers as a Group

Fund Shares Owned By Board Member Nominees And Officers(1)
Board Member Nominees/Board Members	Mortgage Opportunity 2	Multi-Currency	Multi-Strategy	Multi- Strategy 2	Dow 30 Premium	Global Income	NASDAQ Premium	Dow 30 Enhanced

Nominees/Board Members who are not interested persons of the Fund
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth
Nominee who is an interested person of the Fund
John P. Amboian
All Board Members Nominees/Officers as a Group

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described in the Proxy Statement.

APPENDIX B

List of Beneficial Owners Who Own More Than 5% of Any Class of Shares in Any Fund

The following chart lists each shareholder or group of shareholders who beneficially owned more than 5% of any class of shares of any Fund*:

Fund and Class	Shareholder Name and Address	Amount of Shares Owned	Percentage Owned

*	The information contained in this table is based on Schedule 13G filings made on or before February 1, 2012.

B-1

APPENDIX C

NUMBER OF BOARD AND COMMITTEE MEETINGS HELD DURING EACH FUND’S LAST FISCAL YEAR

Fund	Regular Board Meeting	Special Board Meeting	Executive Committee Meeting	Dividend Committee Meeting	Compliance, Risk Management and Regulatory Oversight Committee Meeting	Audit Committee Meeting	Nominating and Governance Committee Meeting
Nuveen New York Dividend Advantage Municipal Fund
Nuveen New York Dividend Advantage Municipal Fund 2
Nuveen New York Investment Quality Municipal Fund, Inc.
Nuveen New York Municipal Value Fund, Inc.
Nuveen New York Municipal Value Fund 2
Nuveen New York Performance Plus Municipal Fund, Inc.
Nuveen New York Quality Income Municipal Fund, Inc.
Nuveen New York Select Quality Municipal Fund, Inc.
Nuveen New York Dividend Advantage Municipal Income Fund
Nuveen New York Premium Income Municipal Fund, Inc.
Nuveen New York AMT-Free Municipal Income Fund
Nuveen Core Equity Alpha Fund
Nuveen Real Estate Income Fund
Nuveen Diversified Dividend and Income Fund
Nuveen Equity Premium and Growth Fund
Nuveen Equity Premium Advantage Fund
Nuveen Equity Premium Income Fund
Nuveen Equity Premium Opportunity Fund
Nuveen Quality Preferred Income Fund
Nuveen Quality Preferred Income Fund 2
Nuveen Quality Preferred Income Fund 3
Nuveen Tax-Advantaged Total Return Strategy Fund
Nuveen Tax-Advantaged Dividend Growth Fund

C-1

Fund	Regular Board Meeting	Special Board Meeting	Executive Committee Meeting	Dividend Committee Meeting	Compliance, Risk Management and Regulatory Oversight Committee Meeting	Audit Committee Meeting	Nominating and Governance Committee Meeting
Nuveen Global Government Enhanced Income Fund
Nuveen Global Value Opportunities Fund
Nuveen Mortgage Opportunity Term Fund
Nuveen Mortgage Opportunity Term Fund 2
Nuveen Multi-Currency Short-Term Government Income Fund
Nuveen Multi-Strategy Income & Growth Fund
Nuveen Multi-Strategy Income & Growth Fund 2
Dow 30SM Premium & Dividend Income Fund, Inc.
Global Income & Currency Fund, Inc.
NASDAQ Premium Income & Growth Fund Inc.
Dow 30SM Enhanced Premium & Income Fund Inc.

C-2

APPENDIX D

NUVEEN FUND BOARD AUDIT COMMITTEE CHARTER

I.	Organization and Membership

There shall be a committee of each Board of Directors/Trustees (the “Board”) of the Nuveen Management Investment Companies (the “Funds” or, individually, a “Fund”) to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the exchanges on which shares of the Funds are listed, Section 10a of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also serve as the Audit Committee’s “financial expert” as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

II.	Statement of Policy, Purpose and Processes

The Audit Committee shall assist the Board in oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds; (2) the quality and integrity of the financial statements of the Funds; (3) the Funds’ compliance with legal and regulatory requirements, (4) the independent auditors’ qualifications, performance and independence; and (5) oversight of the Pricing Procedures of the Funds and the Valuation Group. In exercising this oversight, the Audit Committee can request other committees of the Board to assume responsibility for some of the monitoring as long as the other committees are composed exclusively of independent directors.

In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds’ internal auditor, and the Funds’ independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund’s annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen (or its affiliates) or the Funds’ independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds’ independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

Responsibilities

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. These Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

With respect to Fund financial statements:

A.	Reviewing and discussing the annual audited financial statements and semiannual financial statements with Fund management and the independent auditors including major issues regarding accounting and auditing principles and practices, and the Funds’ disclosures in its periodic reports under “Management’s Discussion and Analysis.”

B.	Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under Statement on Auditing Standards (sas) No. 90, Audit Committee Communications (which amended sas No. 61, Communication with Audit Committees), that arise during the auditors’ review of the Funds’ financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman’s judgment.

C.	Discussing with management the Funds’ press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

D.	Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds’ financial statements, including any significant changes in the Funds’ selection or application of accounting principles and any major issues as to the adequacy of the Funds’ internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by Fund management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative gaap methods on the financial statements.

E.	Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Funds’ financial statements.

F.	Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

G.	Discussing with Fund management the Funds’ major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

H.	Reviewing disclosures made to the Audit Committee by the Funds’ principal executive officer and principal financial officer during their certification process for the Funds’ periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds’ internal controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to deficiencies in internal controls, material weaknesses, or any fraud associated with internal controls.

With respect to the independent auditors:

A.	Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

B.	Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing such audit results, including the independent auditors’ evaluation of the Funds’ financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management’s response, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, any significant disagreements with management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the auditors.

C.	Pre-approving all audit services and permitted non-audit services, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10a of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

D.	Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with Independent Standards Board Standard 1, as may be amended, restated, modified or replaced) regarding (a) the independent auditor’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit committee in assessing the auditor’s independence. After reviewing the foregoing report[s] and the independent auditor’s work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

E.	Reviewing any reports from the independent auditors mandated by Section 10a(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds’ financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10a(b).

F.	Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

G.	Establishing and recommending to the Board for ratification policies for the Funds’, Fund management or the Fund adviser’s hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

H.	Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

With respect to any internal auditor:

A.	Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

B.	Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

With respect to pricing and valuation oversight:

A.	The Board has responsibilities regarding the pricing of a Fund’s securities under the 1940 Act. The Board has delegated this responsibility to the Committee to address valuation issues that arise between Board meetings, subject to the Board’s general supervision of such actions. The Committee is primarily responsible for the oversight of the Pricing Procedures and actions taken by the internal Valuation Group (“Valuation Matters”). The Valuation Group will report on Valuation Matters to the Committee and/or the Board of Directors/Trustees, as appropriate.

B.	Performing all duties assigned to it under the Funds’ Pricing Procedures, as such may be amended from time to time.

C.	Periodically reviewing and making recommendations regarding modifications to the Pricing Procedures as well as consider recommendations by the Valuation Group regarding the Pricing Procedures.

D.	Reviewing any issues relating to the valuation of a Fund’s securities brought to the Committee’s attention, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, nav errors and corrections thereto, and other pricing matters. In this regard, the Committee should consider the risks to the Funds in assessing the possible resolutions of these Valuation Matters.

E.	Evaluating, as it deems necessary or appropriate, the performance of any pricing agent and recommend changes thereto to the full Board.

F.	Reviewing any reports or comments from examinations by regulatory authorities relating to Valuation Matters of the Funds and consider management’s responses to any such comments and, to the extent the Committee deems necessary or appropriate, propose to management and/or the full Board the modification of the Fund’s policies and procedures relating to such matters. The Committee, if deemed necessary or desirable, may also meet with regulators.

G.	Meeting with members of management of the Funds, outside counsel, or others in fulfilling its duties hereunder, including assessing the continued appropriateness and adequacy of the Pricing Procedures, eliciting any recommendations for improvements of such procedures or other Valuation Matters, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

H.	Performing any special review, investigations or oversight responsibilities relating to Valuation as requested by the Board of Directors/Trustees.

I.	Investigating or initiating an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s policies and procedures relating to Valuation Matters not otherwise assigned to another Board committee.

Other responsibilities:

A.	Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser’s counsel and independent counsel to the Board legal matters that may have a material impact on the Fund’s financial statements or compliance policies.

B.	Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

C.	Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

D.	Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

E.	Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Funds’ financial statements or accounting policies.

F.	Obtaining reports from management with respect to the Funds’ policies and procedures regarding compliance with applicable laws and regulations.

G.	Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds’ financial statements, the Funds’ compliance with legal or regulatory requirements, the performance and independence of the Funds’ independent auditors, or the performance of the internal audit function.

H.	Performing any special reviews, investigations or oversight responsibilities requested by the Board.

I.	Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

J.	Undertaking an annual review of the performance of the Audit Committee.

K.	Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Funds, as well as employees of the Funds.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds’ financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com	NAN0312

Nuveen Investments • 333 West Wacker Dr. • Chicago IL 60606 www.nuveen.com 999 999 999 999 99

Your Proxy Vote is important!

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It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

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It’s Easy! Just follow these simple steps:

1. Read your Combined Prospectus/Proxy Statement and have it at hand.

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3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.

FUND NAME PRINTS HERE COMMON SHARES	THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND FOR AN ANNUAL MEETING OF SHAREHOLDERS, MARCH 30, 2012

The Annual Meeting of shareholders will be held Friday, March 30, 2012 at 2:30 p.m. Central time, in the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on March 30, 2012, or any adjournment or adjournments thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT (800)         -             OR OVER THE INTERNET (www.proxy-direct.com).

i Date:___________________________ SIGN HERE EXACTLY AS NAME(S)APPEAR(S) ON LEFT. (Please sign in Box)

NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

i NQN-NNP-NUN- NVN-NNF

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

Properly executed proxies will be voted as specified. If no specification is made, such shares will be voted “FOR” each proposal.

i	Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
	PLEASE DO NOT USE FINE POINT PENS.	i

1c.	Election of Board Members:		FOR NOMINEES	WITHHOLD AUTHORITY
	(01) John P. Amboian (02) Robert P. Bremner (03) Jack B. Evans (04) David J. Kundert	(05) Judith M. Stockdale (06) Carole E. Stone (07) Virginia L. Stringer (08) Terence J. Toth	listed at left (except as marked to the contrary)	to vote for all nominees listed at left

			☐	☐
	(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line provided above.)		FOR	AGAINST	ABSTAIN

2a.	To approve the elimination of the Fund’s fundamental investment policy relating to the Fund’s ability to make loans.		☐	☐	☐

2b.	To approve a new fundamental investment policy relating to the Fund’s ability to make loans.		☐	☐	☐

PLEASE SIGN ON REVERSE SIDE

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Nuveen Investments • 333 West Wacker Dr. • Chicago IL 60606 www.nuveen.com 999 999 999 999 99

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your Combined Prospectus/Proxy Statement and have it at hand.

2. Call toll-free 1-800-___-____ or go to website: www.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.

FUND NAME PRINTS HERE PREFERRED SHARES	THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND FOR AN ANNUAL MEETING OF SHAREHOLDERS, MARCH 30, 2012

The Annual Meeting of shareholders will be held Friday, March 30, 2012 at 2:30 p.m. Central time, in the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on March 30, 2011, or any adjournment or adjournments thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT (800)             -            OR OVER THE INTERNET (www.proxy-direct.com).

i Date:___________________________ SIGN HERE EXACTLY AS NAME(S)APPEAR(S) ON LEFT. (Please sign in Box)

NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

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In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

Properly executed proxies will be voted as specified. If no specification is made, such shares will be voted “FOR” each proposal.

i	Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
	PLEASE DO NOT USE FINE POINT PENS.	i

1c.	Election of Board Members: (01) John P. Amboian (02) Robert P. Bremner (03) Jack B. Evans (04) David J. Kundert	(05) Judith M. Stockdale (06) Carole E. Stone (07) Virginia L. Stringer (08) Terence J. Toth	Preferred Shares Only: (09) William C. Hunter (10) William J. Schneider	FOR NOMINEES listed at left (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed at left

				☐	☐
	(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line provided above.)			FOR	AGAINST	ABSTAIN

2a.	To approve the elimination of the Fund’s fundamental investment policy relating to the Fund’s ability to make loans.			☐	☐	☐

2b.	To approve a new fundamental investment policy relating to the Fund’s ability to make loans.			☐	☐	☐

PLEASE SIGN ON REVERSE SIDE

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